Reverse Merger with Bioblast Pharma Ltd. (Details) - Schedule of estimated fair value of the assets and liabilities $ in Thousands	Dec. 31, 2020 USD ($)
Schedule of estimated fair value of the assets and liabilities [Abstract]
Cash and cash equivalents	$ 44
Prepaid expenses and other receivables	632
Cash held with respect to CVR Agreement	1,500
Receivables for the sale of Trehalose	2,000
Trade payables	(10)
Due to CVR Holders	(3,500)
Other current liabilities	(22)
Total	$ 644